AMERICAN GENERAL LIFE INSURANCE COMPANY
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                             SEPARATE ACCOUNT II
                               GEMSTONE LIFE(R)
                                 GALLERY LIFE

                  THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT USL B
                               GEMSTONE LIFE(R)

                       SUPPLEMENT DATED MARCH 1, 2019
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify owners of American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("US Life") (AGL and US Life together referred to hereinafter as the "Company") variable universal life insurance Policies (the "Policies") of the proposed liquidation of the AB VPS Real Estate Investment Portfolio ("Portfolio"), a portfolio of the AB Variable Products Series Fund, Inc. (the "Trust").

      The Board of Directors of the Trust (the "Board") approved the termination and liquidation of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about Wednesday, April 24, 2019 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing unit value and the liquidation proceeds transferred into the subaccount supported by the money market fund ("Money Market Fund") currently available in your Policy (see Attachment 1 for the Money Market Fund available in your Policy).

      If you wish to have the liquidation proceeds allocated to a subaccount other than the subaccount supported by the Money Market Fund, the Company must receive instructions from you prior to the Market Close one business day prior to the Liquidation Date (Tuesday, April 23, 2019). You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below or by completing a transfer form.

      Additional investments into the Portfolio will be accepted up to and including one business day prior to the Liquidation Date. After the Market Close on the Liquidation Date, any purchase payments, allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable to your Policy) allocated to the Portfolio will instead be allocated to the subaccount supported by the Money Market Fund.

      Listed on Attachment 1 are the investment options currently offered in your Policy in addition to the Market Money Fund which is available. Please refer to your Policy prospectus for information regarding these investment options or call our Administrative Center at the telephone number below.
Also please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact the Administrative Center.

      Neither our automatic transfer of the liquidation proceeds to the Money Market Fund on the Liquidation Date, nor your transfer of assets out of the Portfolio prior to the Liquidation Date or out of the Money Market Fund within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Policy Year or for the purposes of our market timing policies and procedures.

      For a period of time after the closing and liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

      Should you have any questions, please contact the Administrative Center at 1-800-340-2765.




                                    ATTACHMENT 1
                                    GEMSTONE VUL

              Investment Options Currently Offered in the Contracts

Money Market Fund Available in your Contract:
Fidelity VIP Government Money Market Portfolio - Initial Class

AB VPS Global Thematic Growth Portfolio (Class A)
AB VPS Large Cap Growth Portfolio (Class A)
American Century VP Capital Appreciation Fund - Class I
American Century VP Income & Growth Fund - Class I
Anchor ST SA Wellington Capital Appreciation Portfolio - Class 1 Anchor ST SA Wellington Growth Portfolio - Class 1
Anchor ST SA Wellington Natural Resources Portfolio - Class 1 Dreyfus Stock Index Fund, Inc. - Initial Shares
Fidelity VIP Asset Manager Portfolio - Initial Class
Fidelity VIP Contrafund Portfolio - Initial Class
Fidelity VIP Growth Portfolio - Initial Class
Fidelity VIP High Income Portfolio - Initial Class
Fidelity VIP Investment Grade Bond Portfolio - Initial Class Invesco V.I. American Franchise Fund - Series I
Invesco V.I. International Growth Fund - Series I
JPMorgan Core Bond Portfolio - Class 1 Shares
JPMorgan U.S. Equity Portfolio - Class 1 Shares
Neuberger Berman AMT Short Duration Bond Portfolio - Class I Oppenheimer Global Fund/VA - Non-Service Shares
Oppenheimer Main Street Fund/VA - Non-Service Shares
SunAmerica ST SA AB Growth Portfolio - Class 1
SunAmerica ST SA Goldman Sachs Global Bond Portfolio - Class 1 SunAmerica ST SA Janus Focused Growth Portfolio - Class 1 SunAmerica ST SA JPMorgan Diversified Balanced Portfolio - Class 1 SunAmerica ST SA JPMorgan Equity-Income Portfolio - Class 1 SunAmerica ST SA JPMorgan Mid-Cap Growth Portfolio - Class 1 SunAmerica ST SA WellsCap Aggressive Growth Portfolio - Class 1